                                                                     Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Harold C. Elston, Jr., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


s/s Richard D. Ellison         Chairman, President,               June 12, 1998
-------------------------
Richard D. Ellison             Chief Executive Officer
                               and Director

s/s Harold C. Elston, Jr.      Senior Vice President              June 12, 1998
-------------------------      and Treasurer
Harold C. Elston, Jr.          (principal financial and
                               accounting officer)

s/s Edward G. Jepsen           Director                           June 12, 1998
-------------------------
Edward G. Jepsen

s/s Edward W. Large            Director                           June 12, 1998
-------------------------
Edward W. Large

s/s Richard J. McGuire, Jr.    Director                           June 12, 1998
-------------------------
Richard J. McGuire, Jr.

s/s J. Jeffrey McNealey        Director                           June 12, 1998
-------------------------
J. Jeffrey McNealey